SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) NOVEMBER 18, 1996


                            INDUSTRIAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                 TEXAS                               1-9580
     (State of other jurisdiction of        (Commission File Number)
             incorporation)

                                   76-0289495
                        (IRS Employer Identification No.)

               7135 ARDMORE HOUSTON, TEXAS                  77054
        (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code  (713) 747-1025

_________________________________________________________________
(Former name or former address, if changed since last report.)

ITEM 2.   ACQUISITION OF DISPOSITION OF ASSETS

         (a) ACQUISITION OF AMERICAN RIVET COMPANY, INC.

         On November 18, 1996, Industrial Holdings, Inc., a Texas corporation (the "Company") acquired all the capital stock of American Rivet Company, Inc. ("American"), an Illinois corporation, pursuant to the terms of a stock purchase agreement by and among the Company, Trust "B" Under the Will of Bernard J. Bauer, Sr. ("Trust B") and the Gertrude Bauer Trust dated December 24, 1993 (the "G Bauer Trust") (collectively "the Shareholders"). Trust B and the G Bauer Trust were all the shareholders of American.

         The total purchase price (the "Purchase Price") of the capital stock of American was $11.2 million, including purchase price adjustments. The purchase price was determined through arm's-length negotiations between the Company and the Shareholders which had no pre-existing relationship with the Company or any of its affiliates, directors, officers or associates. The purchase price was financed as described below

         American is a manufacturer of semi-tubular rivets and cold-headed specials located in a suburb of Chicago, Illinois. American's customers are primarily national manufacturers in the office furniture, automotive and appliance industries. Net sales of American were $8,742,373 and $9,188,341 for its fiscal years ended August 31, 1996 and 1995, respectively. American will operate within the Fastener Manufacturing and Sales Division as part of Landreth Engineering Company.

         (b) COMERICA BANK-TEXAS ("COMERICA") FINANCING.

         On November 1, 1996, the Company increased its Line of Credit Facility and Demand Note ("Demand Note") with Comerica to $12 million from $10 million. The Demand Note, is by and among the Company and its wholly owned subsidiaries and bears interest at the prime rate. This Demand Note allows each subsidiary to borrow funds based on 80% of eligible accounts receivable and 40 to 50% of eligible inventory with specified sublimits for each individual subsidiary. $3.7 million of the proceeds of the Demand Note were used to fund the acquisition of American.

         On November 1, 1996, the Company, its wholly owned subsidiaries and Comerica entered into a $1,900,000 Term Loan with interest at the prime rate, payable in 60 monthly installments of $30,000,000 plus interest. The Term Loan is secured by the machinery and equipment of American.

         (c) ST. JAMES CAPITAL PARTNERS L.P. ("ST. JAMES") FINANCING.

         On November 18, 1996, the Company entered into an agreement with St. James, a Delaware limited partnership, which provided for the sale of a 12% Promissory Note in the amount of $1,900,000, a 12% Promissory Note in the amount of $1,600,000 and the sale of warrants (the "Warrants") to purchase 380,000 and 160,000 shares of the Company's Common Stock.

         Interest on the Promissory Notes is due at maturity. The Promissory Notes mature on October 31, 1997. The Warrants are at an exercise price of $7.00 per share and expire on November 18, 2001. All the proceeds of the Promissory Notes (or $3.5 million) were used to fund the acquisition of American.

         In connection with the Warrants, the Company has granted to St. James registration rights with regard to the Common Stock issuable upon exercise of the Warrants ("Warrant Shares"). On or before May 31, 1997, the Company has agreed to file with the Securities and Exchange Commission a shelf registration covering the resale of the Warrant Shares.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements for Acquired Companies

                  At this time, it is impracticable to provide the required financial statements for American Rivet Company, Inc. Therefore, the required financial statements will be filed as soon as they are available and in any event within sixty days after the consummation of the acquisition.

         (b) Proforma Financial Information

                  At this time, it is impracticable to provide the required pro forma financial information for American Rivet Company, Inc. Therefore, the required pro forma financial information will be filed as soon as they are available and in any event within sixty days after the consummation of the acquisition.

                                    EXHIBITS

2.1 Purchase Agreement dated October 3, 1996 by and among Industrial Holdings, Inc., Trust "B" Under the Will of Bernard J. Bauer, Sr. and the Gertrude Bauer Trust Dated December 29, 1993.

10.1 Line of Credit Facility and Demand Note by and among Industrial Holdings, Inc., Pipeline Valve Specialty, Inc., Landreth Engineering Company, American Rivet Company, Rex (the "Company and its subsidiaries") and Comerica Bank Texas, N.A. ("Comerica").

10.2 Term Loan in the amount of $1.8 million by and among the Company and its subsidiaries and Comerica.

10.3 12% Promissory Note in the amount of $1,900,000 by and among the Company and St. James Capital Partners, L.P. ("St. James")

10.4 12% Promissory Note in the amount of $1,600,000 by and among the Company and St. James.

10.5     Warrants to Purchase 380,000 shares of Common Stock of the Company

10.6     Warrant to Purchase 160,000 shares of Common Stock of the Company.

10.7     Registration Rights Agreement by and among the Company and St. James.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                           INDUSTRIAL HOLDINGS, INC.



                                           By: /S/ CHRISTINE A. SMITH
                                                   CHIEF FINANCIAL OFFICER

Date:  November 27, 1996

                                  EXHIBIT INDEX

EXHIBIT NUMBER AND DESCRIPTION                                                             PAGE
2.1         Purchase Agreement dated October 3, 1996 by and among Industrial
            Holdings, Inc. (the "Company"), Trust "B" Under the Will of Bernard
            J. Bauer, Sr. and the Gertrude Bauer Trust dated December 29, 1993 is incorporated by reference from the Company's Report on Form 8-K dated October 15, 1996..................................................

10.1        Line of Credit Facility and Demand Note by and among Industrial
            Holdings, Inc., Pipeline Valve Specialty, Inc., Landreth Engineering
            Company, American Rivet Company, Rex  (the "Company and its
            subsidiaries"), and Comerica Bank Texas, N.A. ("Comerica")..............       Ex-1

10.2        Term Loan in the amount of $1.8 million by and among the Company
            and its subsidiaries and Comerica.......................................       Ex-3

10.3        12% Promissory Note in the amount of $1,900,000 by and among the
            Company and St. James Capital Partners, L.P. ("St. James")..............       Ex-5

10.4        12% Promissory Note in the amount of $1,600,000 by and among the
            Company and St. James...................................................       Ex-14

10.5        Warrants to Purchase 380,000 shares of  Common Stock of  the
            Company.................................................................       Ex-22

10.6        Warrant to Purchase 160,000 shares of Common Stock of the
            Company.................................................................       Ex-36

10.7        Registration Rights Agreement by and among the Company
            and St. James...........................................................       Ex-50